EXHIBIT 99.1

Release:          August 12, 2020 (0630 MT)

CP committed to sustainability, investing in solar power at its Calgary headquarters

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) has begun work to install a solar energy farm at its corporate headquarters in Calgary. The installation is expected to generate more power than consumed annually at CP’s main headquarters building by early 2021.
The project, which will be built over five hectares and see 500 parking stalls covered and a solar garden created, will generate up to five megawatts of electricity while avoiding an estimated 2,600 tonnes of carbon emissions a year, equal to taking approximately 570 cars off the road. The project will also assist in reducing CP’s Scope 2 emissions, a category specific to indirect emissions related to electricity usage.

“At CP, we are sustainably driven and today’s announcement further exemplifies that,” said CP President and Chief Executive Officer Keith Creel. “We are taking advantage of our unique headquarters footprint in Calgary, just outside of the downtown core, to develop one of the largest private solar operations in the province. We look forward to seeing the project come on line in early 2021, and to having it featured as part of our beautiful, historic and expansive Calgary campus.”

CP moved its headquarters, including its operations centre, from leased downtown office space in Calgary to the company-owned 101 hectare campus in Ogden in 2013. The one-of-a-kind campus features large green spaces, walking paths, cafeteria and other amenities. Today’s announcement will mean free covered parking for employees and designated electric vehicle charging stations.

On July 30, CP released its first public statement on climate change. The statement acknowledges the effects of rising global temperatures and lays out the company’s commitment to ongoing efforts to mitigate the impacts.

CP has long focused on energy-saving initiatives as a core component of its sustainability practices. Since 1990, the company has improved its locomotive fuel efficiency by more than 40 percent through many different initiatives and programs designed to improve fuel economy and reduce air emissions. The application of leading practices, emerging tools and relationship building across the value chain and industrial sector will remain critical as the company addresses the challenges of climate change.

“We recognize the importance of sustainability and are excited about the future in this space,” Creel said. “This innovative project will see us run our headquarters building on 100 percent locally produced renewable electricity, something not many companies can say.”

For more information about CP’s sustainability practices and initiatives, visit sustainability.cpr.ca.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, planned capital investments including in solar panels and electric vehicle charging stations, and the anticipated benefits of such planned investments and the timing thereof.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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